UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024
__________________

EQV Ventures Acquisition Corp. (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-42207 (Commission File Number)	98-1786998 (I.R.S. Employer Identification Number)

1090 Center Drive Park City, UT 84098 (405) 870-3781 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices) __________________

Not Applicable (Former name or former address, if changed since last report) __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	EQVU	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	EQV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EQVW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 27, 2024, EQV Ventures Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the holders of the Company’s units may elect to separately trade the Class A ordinary shares and warrants included in the units commencing on September 27, 2024. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “EQVU,” and each of the Class A ordinary shares and warrants that are separated will trade on NYSE under the symbols “EQV” and “EQVW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the units into Class A ordinary shares and warrants.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1 104	Press Release dated September 27, 2024 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2024

EQV VENTURES ACQUISITION CORP.

By:	/s/ Tyson Taylor
Name: Tyson Taylor Title: President and Chief Financial Officer